UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23270

Blackstone / GSO Floating Rate Enhanced Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: : (212) 503-2100

Date of fiscal year end: October 31

Date of reporting period: January 31, 2018

Item 1. Schedule of Investments.

Blackstone / GSO Floating Rate Enhanced Income Fund

Portfolio of Investments
January 31, 2018 (Unaudited)

	Principal
	Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 85.93%
Aerospace and Defense - 1.54%
CSRA Inc, Senior Secured First Lien Term B Loan, 3M US L + 2.00%, 11/30/2023(b)	$750,000	$755,314
Transdigm Inc, Senior Secured First Lien Tranche G Term Loan, 1M US L + 3.00%, 08/22/2024(b)	1,200,000	1,211,754
		1,967,068

Automotive - 2.53%
American Axle & Manufacturing Inc, Senior Secured First Lien Tranche B Term Loan, 1M US L + 2.25%, 04/06/2024(b)	750,000	757,031
Belron Finance US LLC, Senior Secured First Lien Initial Term B Loan, 3M US L + 2.50%, 11/7/2024(b)	750,000	759,686
Bright Bidco BV, Senior Secured First Lien Term B Loan, 2M US L + 3.50%, 06/30/2024(b)	750,000	758,441
Mitchell International Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 11/29/2024(b)	694,030	698,454
Mitchell International Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 7.25%, 12/1/2025(b)	250,000	253,438
		3,227,050

Banking, Finance, Insurance and Real Estate - 10.11%
Alliant Holdings Intermediate LLC, Senior Secured First Lien Initial Term Loan, 1M US L + 3.25%, 08/12/2022(b)	750,000	756,566
Applied Systems Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 9/19/2024(b)	750,000	758,801
ASP MCS Acquisition Corp, Senior Secured First Lien Initial Term Loan, 1M US L + 4.75%, 5/20/2024(b)(c)	750,000	760,313
AssuredPartners Inc, Senior Secured First Lien 2017 September Refinancing Term Loan, 1M US L + 3.50%, 10/22/2024(b)	1,200,000	1,213,127
Clipper Acquisitions Corp, Senior Secured First Lien B-1 Term Loan, 3M US L + 2.00%, 12/13/2024(b)	750,000	757,500
Cypress Intermediate Holdings III Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.00%, 04/29/2024(b)	750,000	755,783
Edelman Financial Center LLC, Senior Secured First Lien Initial Term Loan, 2M US L + 4.25%, 11/09/2024(b)	750,000	763,594
First Data Corporation, Senior Secured First Lien 2024A New Dollar Term Loan, 1M US L + 2.25%, 04/26/2024(b)	1,500,000	1,512,494
Fly Funding II SARL, Senior Secured First Lien Term Loan, 3M US L + 2.00%, 02/09/2023(b)	745,230	748,725
Hub International Ltd, Senior Secured First Lien Initial Term Loan, 1M US L + 3.00%, 10/2/2020(b)	1,000,000	1,008,240
Hyperion Insurance Group Limited, Senior Secured First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 12/20/2024(b)	375,000	378,281
Medrisk Inc, Senior Secured First Lien Term Loan, 3M US L + 3.00%, 01/24/2025(b)	1,171,875	1,175,783
USI Inc, Senior Secured First Lien Term B Loan, 3M US L + 3.00%, 05/16/2024(b)	1,500,000	1,508,999
Verifone Inc, Senior Secured First Lien Term B Loan, 1M US L + 2.00%, 1/29/2025(b)	275,000	277,063
York Risk Services Holding Corp (Onex York Finance LP), Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 10/01/2021(b)	500,000	492,398
		12,867,667

Beverage, Food and Tobacco - 2.59%
Agro Merchants North America Holdings Inc, Senior Secured First Lien Effective Date Loan, 1M US L + 3.75%, 12/6/2024(b)	750,000	759,375
Chobani LLC, Senior Secured First Lien Term B Loan, 1M US L + 3.50%, 10/09/2023(b)	750,000	757,688
Dole Food Company Inc, Senior Secured First Lien Tranche B Term Loan, 3M US L + 1.75%, 4/6/2024(b)	1,000,000	1,004,610
TKC Holdings Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 02/01/2023(b)	750,000	759,844
		3,281,517

	Principal
	Amount	Value

Chemicals, Plastics and Rubber - 4.61%
Alpha US Bidco Inc, Senior Secured First Lien Initial Term B-1 Loan, 3M US L + 3.00%, 01/31/2024(b)	$2,000,000	$2,019,001
Berry Global Inc, Senior Secured First Lien Term P Loan, 1M US L + 2.00%, 01/06/2021(b)	750,000	755,111
HB Fuller Company, Senior Secured First Lien Term Loan, 1M US L + 2.25%, 10/20/2024(b)	747,100	753,689
Kpex Holdings Inc, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 1/24/2025(b)	817,978	825,646
Univar USA Inc, Senior Secured First Lien Term B-3 Loan, 1M US L + 2.50%, 07/01/2024(b)	750,000	758,126
Vantage Specialty Chemicals Inc, Senior Secured First Lien Closing Date Loan, 2M US L + 4.00%, 10/28/2024(b)	750,000	758,906
		5,870,479

Construction and Building - 3.25%
Atkore International Inc, Senior Secured First Lien New Term Loan, 3M US L + 2.75%, 12/22/2023(b)	322,581	325,235
Builders FirstSource Inc, Senior Secured First Lien 2017 Initial Term Loan, 3M US L + 3.00%, 02/29/2024(b)	375,000	377,578
C.H.I. Overhead Doors Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 07/29/2022(b)	1,000,000	1,006,250
HNC Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.00%, 10/05/2023(b)	750,000	761,723
Jeld-Wen Inc, Senior Secured First Lien Term B-4 Loan, 3M US L + 2.00%, 12/31/2024(b)	750,000	756,469
NCI Building Systems Inc, Senior Secured First Lien Term Loan, 1M US L + 2.00%, 1/26/2025(b)	153,846	154,472
USS Ultimate Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 8/25/2024(b)	750,000	760,624
		4,142,351

Consumer Goods Durable - 0.60%
Power Products LLC, Senior Secured First Lien Tranche B-1 Term Loan, 3M US L + 4.00%, 12/20/2022(b)	750,000	763,597

Consumer Goods Non Durable - 0.59%
Hostess Brands LLC, Senior Secured First Lien November 2017 Refinancing Term B Loan, 1M US L + 2.25%, 08/03/2022(b)	750,000	755,760

Containers, Packaging and Glass - 1.57%
IBC Capital Limited, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 09/09/2021(b)	729,727	734,288
Strategic Materials Holding Corp, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 11/1/2024(b)	750,000	757,815
Transcendia Holdings Inc, Senior Secured First Lien 2017 Refinancing Term Loan, 1M US L + 3.50%, 05/30/2024(b)	495,000	499,331
		1,991,434

Energy, Oil and Gas - 1.90%
BCP Raptor LLC, Senior Secured First Lien Initial Term Loan, 1M US L + 4.25%, 06/24/2024(b)	1,200,000	1,211,814
Energy Transfer Equity LP, Senior Secured First Lien Refinanced Term Loan, 1M US L + 2.00%, 02/02/2024(b)	1,200,000	1,204,386
		2,416,200

Healthcare and Pharmaceuticals - 14.00%
Albany Molecular Research Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.00%, 08/30/2025(b)	250,000	251,250
Avantor Inc, Senior Secured First Lien Initial Dollar Term Loan, 1M US L + 4.00%, 11/21/2024(b)	1,200,000	1,218,378
Change Healthcare Holdings LLC, Senior Secured First Lien Closing Date Term Loan, 1M US L + 2.75%, 03/01/2024(b)	1,000,000	1,007,500
CHG Healthcare Services Inc, Senior Secured First Lien New Term Loan, 3M US L + 3.00%, 06/07/2023(b)	1,200,000	1,215,299
Concentra Inc, Senior Secured Repriced First Lien Tranche B Term Loan, 3M US L + 2.75%, 06/01/2022(b)	277,778	280,903
Cryolife Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 11/15/2024(b)(c)	750,000	763,125
Grifols Worldwide Operations USA Inc, Senior Secured First Lien Tranche B Term Loan, 1W US L + 2.25%, 01/31/2025(b)	1,500,000	1,511,017
Horizon Pharma Inc, Senior Secured First Lien Third Amendment Refinanced Term Loan, 1M US L + 3.25%, 03/29/2024(b)	750,000	757,736

	Principal
	Amount	Value

Healthcare and Pharmaceuticals (continued)
INC Research Holdings Inc, Senior Secured First Lien Initial Term B Loan, 1M US L + 2.25%, 8/1/2024(b)	$750,000	$754,628
Navicure Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 11/1/2024(b)	483,871	487,198
nThrive Inc, Senior Secured First Lien Term B-2 Loan, 1M US L + 4.50%, 10/20/2022(b)	750,000	755,936
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 3M US L + 8.50%, 12/07/2019(b)	500,000	496,563
Ortho Clinical Diagnostics Holdings Luxembourg SARL, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 06/30/2021(b)	1,500,000	1,515,937
Parexel International Corporation, Senior Secured First Lien Initial Term Loan, 1M US L + 2.75%, 09/27/2024(b)	1,200,000	1,210,350
Pharmerica Corporation, Senior Secured First Lien Term Loan, 1M US L + 3.50%, 12/6/2024(b)	750,000	758,670
Sterigenics-Nordion Holdings LLC, Senior Secured First Lien New Term B Loan, 1M US L + 3.00%, 05/16/2022(b)	500,000	502,188
Team Health Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 2.75%, 02/06/2024(b)	750,000	737,813
Tecostar Holdings Inc, Senior Secured First Lien 2017 Term Loan, 3M US L + 2.50%, 05/01/2024(b)	500,000	506,878
U.S. Anesthesia Partners Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.00%, 6/23/2024(b)	375,000	379,453
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 12/30/2022	750,000	751,639
Valeant Pharmaceuticals International Inc, Senior Secured First Lien Series F-4 Tranche B Term Loan, 1M US L + 3.50%, 04/01/2022(b)	1,200,000	1,220,027
Wink Holdco Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.00%, 12/1/2024(b)	750,000	760,080
		17,842,568

High Tech Industries - 15.27%
BMC Software Finance Inc, Senior Secured First Lien Initial B-2 US Term Loan, 1M US L + 3.25%, 09/10/2022(b)	750,000	754,999
Compuware Corporation, Senior Secured First Lien Tranche B-3 Term Loan, 2M US L + 3.50%, 12/15/2021(b)	821,463	828,141
Dell International LLC, Senior Secured First Lien Refinancing Term B Loan, 1M US L + 2.00%, 09/07/2023(b)	1,000,000	1,005,115
Epicor Software Corporation, Senior Secured First Lien Term B Loan, 1M US L + 3.25%, 06/01/2022(b)	1,739,130	1,753,262
Excelitas Technologies Corp, Senior Secured First Lien Initial USD Term Loan, 6M US L + 3.50%, 12/2/2024(b)	750,000	760,313
Flexera Software LLC, Senior Secured First Lien Term Loan, 3M US L + 3.25%, 01/24/2025(b)	1,016,949	1,026,961
Flexera Software LLC, Senior Secured Second Lien Term Loan, 3M US L + 7.25%, 01/23/2026(b)	645,161	654,032
Gigamon Inc, Senior Secured First Lien Initial Term Loan, 2M US L + 4.50%, 12/27/2024(b)	375,000	374,531
Idera Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 5.00%, 6/28/2024(b)	375,000	379,453
Informatica LLC, Senior Secured First Lien Dollar Term B-1 Loan, 3M US L + 3.25%, 08/05/2022(b)	1,000,000	1,006,515
Ivanti Software Inc, Senior Secured First Lien Term Loan, 1M US L + 4.25%, 01/22/2024(b)	498,617	487,897
MACOM Technology Solutions Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024(b)	750,000	753,281
Marketo Inc, Senior Secured First Lien Term Loan, 3M US L + 3.25%, 1/31/2025(b)(c)	1,090,909	1,093,636
Mcafee, LLC, Senior Secured First Lien Closing Date USD Term Loan, 1M US L + 4.50%, 9/30/2024(b)	1,500,000	1,516,874
Microsemi Corp, Senior Secured First Lien Term B Loan, 3M US L + 2.00%, 01/13/2023(b)	750,000	756,173
ON Semiconductor Corporation, Senior Secured First Lien 2017 New Replacement Term B-2 Loan, 1M US L + 2.00%, 03/31/2023(b)	750,000	756,506
Ping Identity Corporation, Senior Secured First Lien Term Loan 1M US L + 3.75%, 1/23/2025(b)	933,333	943,833
Quest Software US Holdings Inc, Senior Secured First Lien Refinancing Term Loan, 3M US L + 5.50%, 10/31/2022(b)	375,000	383,790
Riverbed Technology Inc, Senior Secured First Lien Amendment Term Loan, 1M US L + 3.25%, 04/24/2022(b)	500,000	495,175
RP Crown Parent LLC, Senior Secured First Lien New Term B Loan, 1M US L + 3.00%, 10/12/2023(b)	750,000	756,484
Sophia LP, Senior Secured First Lien Term B Loan, 3M US L + 3.25%, 09/30/2022(b)	1,200,000	1,208,466
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 1M US L + 2.50%, 09/30/2024(b)	750,000	753,907

	Principal
	Amount	Value

High Tech Industries (continued)
Verint Systems Inc, Senior Secured First Lien New Term B Loan, 1M US L + 2.00%, 06/28/2024(b)	$1,000,000	$1,006,670
		19,456,014

Hotels, Gaming and Leisure - 4.69%
Aristocrat Technologies Inc, Senior Secured First Lien New 2017 Term Loan, 2M US L + 2.00%, 10/19/2024(b)	750,000	756,716
CWGS Group LLC, Senior Secured First Lien Term Loan, 1M US L + 3.00%, 11/8/2023(b)	750,000	757,736
Delta 2 LUX SARL, Senior Secured First Lien Term Loan, 1M US L + 2.50%, 02/01/2024(b)	972,222	977,813
Intrawest Resorts Holdings Inc, Senior Secured First Lien Term B Loan, 1M US L + 3.25%, 7/31/2024(b)	750,000	757,268
Travelport Finance SARL, Senior Secured First Lien Term D Loan, 3M US L + 2.75%, 09/02/2021(b)	1,200,000	1,206,246
VICI Properties 1 LLC, Senior Secured First Lien Term B Loan, 1M US L + 2.00%, 12/20/2024(b)	1,500,000	1,513,297
		5,969,076

Media Advertising, Printing and Publishing - 0.51%
Southern Graphics Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 12/31/2022(b)	645,652	653,319

Media Broadcasting and Subscription - 3.91%
Charter Communications Operating LLC, Senior Secured First Lien Term B Loan, 1M US L + 2.00%, 04/30/2025(b)	1,200,000	1,208,532
SESAC Holdco II LLC, Senior Secured First Lien Initial Term Loan, 1M US L + 3.00%, 2/23/2024(b)(c)	750,000	753,750
Sinclair Television Group Inc, Senior Secured First Lien Term Loan, 3M US L + 2.50%, 12/12/2024(b)	1,500,000	1,515,000
Univision Communications Inc, Senior Secured First Lien 2017 Replacement Term Loan, 1M US L + 2.75%, 03/15/2024(b)	1,500,000	1,503,218
		4,980,500

Metals and Mining - 0.48%
Phoenix Services International LLC, Senior Secured First Lien Term Loan, 3M US L + 3.75%, 01/30/2025(b)	607,143	614,353

Retail - 0.95%
National Vision Inc, Senior Secured First Lien New Term Loan, 1M US L + 2.75%, 11/20/2024(b)	1,200,000	1,208,250

Services - Business - 3.08%
Allied Universal Holdco LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 07/28/2022(b)	750,000	743,906
Autodata Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 12/12/2024(b)(c)	750,000	758,438
Convergint Technologies LLC, Senior Secured First Lien Term Loan, 3M US L + 3.00%, 2/1/2025(b)	649,803	655,489
Information Resources Inc, Senior Secured First Lien Initial Bluebird Term Loan, 3M US L + 8.25%, 01/20/2025(b)	250,000	251,875
Red Ventures, LLC, Senior Secured First Lien Term Loan, 1M US L + 4.00%, 11/8/2024(b)	750,000	759,937
Sedgwick Claims Management Services Inc, Senior Secured First Lien Initial Tranche B Term Loan, 3M US L + 2.75%, 02/28/2021(b)	750,000	751,875
		3,921,520

Services - Consumer - 2.89%
Aramark Services Inc, Senior Secured First Lien US Term B-1 Loan, 1M US L + 2.00%, 03/11/2025(b)	375,000	378,671
ARG IH Corp, Senior Secured First Lien Term B Loan, 1M US L + 3.25%, 01/17/2025(b)	750,000	761,018
KUEHG Corp, Senior Secured First Lien Term B-2 Loan, 3M US L + 3.75%, 08/12/2022(b)	500,000	505,000
NVA Holdings Inc, Senior Secured First Lien Term B-3 Loan, 3M US L + 2.75%, 1/30/2025(b)	1,009,231	1,013,651
Spin Holdco Inc, Senior Secured First Lien Term B-1 Loan, 3M US L + 3.25%, 11/14/2022(b)	750,000	757,219
Tacala LLC, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 01/26/2025(b)	261,111	264,647
		3,680,206

	Principal
	Amount	Value

Telecommunications - 5.07%
Digicel International Finance Limited, Senior Secured First Lien Initial Term B Loan, 3M US L + 3.25%, 05/27/2024(b)	$750,000	$759,375
Greeneden US Holdings II LLC, Senior Secured First Lien Tranche B-2 Dollar Term Loan, 3M US L + 3.75%, 12/01/2023(b)	750,000	756,566
Level 3 Financing Inc, Senior Secured First Lien Tranche B 2024 Term Loan, 1M US L + 2.25%, 02/22/2024(b)	750,000	754,144
Peak 10 Holding Corporation, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 8/1/2024(b)	500,000	503,228
Peak 10 Holding Corporation, Senior Secured Second Lien Initial Term Loan, 3M US L + 7.25%, 8/1/2025(b)	250,000	252,423
SBA Senior Finance II LLC, Senior Secured First Lien Incremental Tranche B-2 Term Loan, 1M US L + 2.25%, 06/10/2022(b)	750,000	755,471
Sprint Communications Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 2.50%, 02/02/2024(b)	1,200,000	1,204,626
TierPoint LLC, Senior Secured First Lien Term Loan, 1M US L + 3.75%, 5/6/2024(b)	1,200,000	1,208,999
Vertiv Group Corporation, Senior Secured First Lien Term B Loan, 1M US L + 4.00%, 11/30/2023(b)	250,000	253,048
		6,447,880

Transportation Consumer - 2.45%
Air Medical Group Holdings Inc, Senior Secured First Lien Term B Loan, 3M US L + 4.25%, 09/26/2024(b)	1,200,000	1,216,050
American Airlines Inc, Senior Secured First Lien 2017 Class B Term Loan, 1M US L + 2.00%, 04/28/2023(b)	1,500,000	1,506,938
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 1M US L + 3.50%, 04/07/2021(b)	375,000	377,813
		3,100,801

Utilities Electric - 2.74%
Calpine Corporation, Senior Secured First Lien 2015 Term Loan, 3M US L + 2.50%, 01/15/2023(b)	1,200,000	1,208,346
Eastern Power LLC, Senior Secured First Lien Term B Loan, 1M US L + 3.75%, 10/02/2023(b)	750,000	761,408
Granite Acquisition Inc, Senior Secured First Lien Term B Loan, 3M US L + 3.50%, 12/20/2021(b)	750,000	763,710
Helix Gen Funding LLC, Senior Secured First Lien Term Loan, 3M US L + 3.75%, 06/03/2024(b)	750,000	758,066
		3,491,530

Wholesale - 0.60%
US Foods Inc, Senior Secured Second Incremental Term Loan, 1M US L + 2.50%, 06/27/2023(b)	750,000	758,591

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $109,203,152)		109,407,731

COLLATERALIZED LOAN OBLIGATIONS DEBT(a) - 0.43%
Banking, Finance, Insurance and Real Estate - 0.43%
CIFC Funding Ltd, Series 2018-1A, 3M US L + 5.00%, 04/18/2031(c)(d)	550,000	550,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT
(Cost $550,000)		550,000

	Shares	Value
EXCHANGE TRADED FUNDS - 4.30%
SPDR Blackstone / GSO Senior Loan ETF	115,000	5,479,750

TOTAL EXCHANGE TRADED FUNDS
(Cost $5,465,243)		5,479,750

Total Investments - 90.66%
(Cost $115,218,395)		$115,437,481

Other Assets in Excess of Liabilities - 9.34%		11,890,514

Net Assets - 100.00%		$127,327,995

Amounts above are shown as a percentage of net assets as of January 31, 2018.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1W US L - 1 Week LIBOR as of January 31, 2018 was 1.47%

1M US L - 1 Month LIBOR as of January 31, 2018 was 1.58%

2M US L - 2 Month LIBOR as of January 31, 2018 was 1.66%

3M US L - 3 Month LIBOR as of January 31, 2018 was 1.78%

6M US L - 6 Month LIBOR as of January 31, 2018 was 1.97%

12M US L - 12 Month LIBOR as of January 31, 2018 was 2.27%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of January 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	All or a portion of this position has not settled as of January 31, 2018. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(c)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $550,000, which represented approximately 0.43% of net assets as of January 31, 2018. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

Blackstone / GSO Floating Rate Enhanced Income Fund

Notes to the Financial Statements

NOTE 1. ORGANIZATION

Blackstone / GSO Floating Rate Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund engages in continuous offering of shares and operates as an interval fund that will offer to make monthly repurchases of shares at the net asset value (the “NAV”).

In order to operate as an interval fund, the Fund has adopted a fundamental policy to make monthly repurchase offers of 5% of the Fund’s outstanding shares at the NAV, reduced by any applicable redemption fee. Subject to applicable law and approval of the Board of Trustees, for each monthly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares at NAV. The Fund may impose redemption fees of up to 2.00% on shares accepted for repurchase that have been held for less than one year.

GSO / Blackstone Debt Funds Management LLC (the "Investment Adviser") acts as the Fund’s investment adviser. The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, "GSO"), is a registered investment adviser and will be responsible for administrative and compliance oversight services to the Fund. GSO is the credit platform of The Blackstone Group L.P.

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund has no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. The Investment Adviser purchased 4,000 Class I shares at a net asset value of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of shares. The Fund commenced operations on January 18, 2018. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of common shares to the Adviser. As of January 31, 2018 Class I shares were the only shares outstanding.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s net asset value (“NAV”) is determined daily on each day that the New York Stock Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Boards of Trustees. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The fund has procedures to identify and investigate potentially stale prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of January 31, 2018:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Banking, Finance, Insurance and Real Estate	$–	$12,107,354	$760,313	$12,867,667
Healthcare and Pharmaceuticals	–	17,079,443	763,125	17,842,568
High Tech Industries	–	18,362,378	1,093,636	19,456,014
Media Broadcasting and Subscription	–	4,226,750	753,750	4,980,500
Services - Business	–	3,163,082	758,438	3,921,520
Other	–	50,339,462	–	50,339,462
Collateralized Loan Obligations
Banking, Finance, Insurance and Real Estate	–	–	550,000	550,000
Exchange Traded Funds	5,479,750	–	–	5,479,750
Total	$5,479,750	$105,278,469	$4,679,262	$115,437,481

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of January 18, 2018 (Commencement of Operations)	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of January 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2018
Floating Rate Loan Interests	$-	$-	$-	$4,129,262	$-	$-	$-	$4,129,262	$4,449
Collateralized Loan Obligations	-	-	-	550,000	-	-	-	550,000	-
Total	$-	$-	$-	$4,679,262	$-	$-	$-	$4,679,262	$4,449

Information about Level 3 fair value measurements as of January 31, 2018:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Floating Rate Loan Interests	$4,129,262	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligations	550,000	Recent Financings	Transaction Price(a)	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1, 2 or 3 during the period.

NOTE 3. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At January 31, 2018, 85.93% of the Fund’s Managed Assets were held in floating rate loan interests.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

At January 31, 2018, the Fund had unfunded delayed drawn loans of $310,839.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At January 31, 2018, the Fund had invested $2,666,297 in second lien secured loans.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Fund may acquire Loans through assignments or participations. The Fund typically acquires these Loans through assignment, and if the Fund acquires a Loan through participation, will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through participation. The Fund had no outstanding participations as of January 31, 2018.

The Fund has invested in Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), net of other permissible investments in this 20% basket, to the extent that such investments are permissible under the 1940 Act, including interpretations or modifications by the SEC. ETFs are pooled investment vehicles that are often designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. During the period ended January 31, 2018, the Fund invested in an ETF sub-advised by the Adviser. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees (except with respect to investments in affiliated investment companies) and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

NOTE 4. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with a syndicate of lenders party thereto to borrow money pursuant to a two-year revolving line of credit ("Leverage Facility") dated January 18, 2018 to borrow up to a limit of $66 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.85% above LIBOR, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is 0.25%, subject to a stepdown to 0.15% depending on utilization, on the undrawn amounts. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At January 31, 2018, the Fund had no borrowings outstanding under its Leverage Facility.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Fund did not utilize leverage.

Item 2. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	April 2, 2018

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	April 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	April 2, 2018

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	April 2, 2018